CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included (or incorporated by reference) in the Form 10-K, into the Company's previously filed Registration Statement File No. 333-48607.


Portland, Oregon                   /s/ Arthur Andersen LLP
March 26, 1999

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